                     MEMBERSHIP INTEREST EXCHANGE AGREEMENT

                                      DATED

                                  APRIL 5, 2000

                                 BY AND BETWEEN

                              TETRA SERVICES, INC.,

                                       AND

                           BROOKS WELL SERVICING, INC.









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                     MEMBERSHIP INTEREST EXCHANGE AGREEMENT

                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----
I.  EXCHANGE OF MEMBERSHIP INTERESTS........................................1
         1.1  Exchange of Membership Interests..............................1
II.  CLOSING................................................................2
         2.1  Closing.......................................................2
III.  REPRESENTATIONS AND WARRANTIES........................................3
         3.1  Representations and Warranties of TSI.........................3
         3.2  Representations and Warranties of BROOKS......................8
IV.  COVENANTS.............................................................12
         4.1  Covenants of Parties.........................................12
V.  NONCOMPETITION AND NONSOLICITATION.....................................16
         5.1  Covenants of TSI.............................................16
         5.2  Covenants of BROOKS..........................................17
         5.3  Definition of Territory......................................18
         5.4  Injunctive Relief............................................18
         5.5  Reasonableness of Covenants..................................18
         5.6  Severability of Covenants....................................18
         5.7  Independent Covenants........................................18
         5.8  Materiality..................................................18
VI.  INDEMNITY.............................................................18
         6.1  Indemnification by TSI.......................................18
         6.2  Indemnification by BROOKS....................................19
         6.3  Conditions of Indemnification................................20
         6.4  Limitation of Liability......................................21
         6.5  Survival.....................................................21
VII.  MISCELLANEOUS PROVISIONS.............................................22
         7.1  Expenses.....................................................22
         7.2  Notice.......................................................22
         7.3  Governing Law................................................23
         7.4  Entire Agreement; Amendments and Waivers.....................23
         7.5  Severability.................................................23
         7.6  Headings and Schedules.......................................23
         7.7  Assignment; Successors Bound.................................23
         7.8  Execution in Counterparts....................................23

         Exhibit A - Dawson Freer Lease
         Exhibit B - TSI Edinburgh Sublease
         Exhibit C - Estoppel Certificate
         Exhibit D - Confidentiality Agreement

                     MEMBERSHIP INTEREST EXCHANGE AGREEMENT

         THIS MEMBERSHIP INTEREST EXCHANGE AGREEMENT (this "AGREEMENT") is made and entered into as of this 5th day of April, 2000, by and between TETRA Services, Inc., a Texas corporation ("TSI"), and Brooks Well Servicing, Inc., a Delaware corporation ("BROOKS"). TSI and BROOKS may be from time to time individually referred to as a "PARTY" or collectively referred to herein as the "PARTIES."

                              W I T N E S S E T H:

         WHEREAS, TSI is engaged in the business of providing oil and gas frac tank rental and vacuum truck services throughout the State of Texas and desires to transfer all of said business to BROOKS (the "FRAC TANK AND VACUUM BUSINESS"); and

         WHEREAS, TSI is the sole member of KVAC, LLC, a Texas limited liability company (the "TETRA LLC"), which is the owner of all of the operating assets of the Frac Tank and Vacuum Business;

         WHEREAS, BROOKS is engaged in the business of providing oil and gas well production testing, pipe testing, liquid mud and wireline (slick line) services throughout the States of Texas and Louisiana and in the Gulf of Mexico and desires to transfer all of said business to TSI, except for the pipe testing business and assets located in Caldwell, Texas (the "PRODUCTION AND PIPE TESTING BUSINESS");

         WHEREAS, BROOKS is the sole member of T-Production Testing, LLC, a Texas limited liability company (the "BROOKS LLC"), which is the owner of all of the operating assets of the Production and Pipe Testing Business; and

         WHEREAS, TSI and BROOKS each desire to exchange and acquire the respective above-described businesses conducted by TETRA LLC and BROOKS LLC, by exchanging all of the membership interests held by such Party with the other Party as herein provided;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

         I.       EXCHANGE OF MEMBERSHIP INTERESTS

                  1.1 EXCHANGE OF MEMBERSHIP INTERESTS. Subject to the terms and conditions contained in this Agreement and in reliance upon the representations, warranties, covenants and agreements contained in this Agreement, TSI hereby transfers, assigns and sells to BROOKS all of its membership interests in and to TETRA LLC (the "TETRA LLC MEMBERSHIP INTERESTS"), and, in consideration therefor, BROOKS hereby transfers, assigns and sells to TSI all of its membership interests in and to BROOKS LLC (the "BROOKS LLC MEMBERSHIP INTERESTS"). The Parties acknowledge and agree that to the extent available, it is the intent of the Parties to obtain "like kind exchange" treatment for federal income tax purposes pursuant to Section 1031 of the Internal Revenue

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         Code of 1986, as amended, (the "CODE") with respect to the particular assets held by TETRA LLC and BROOKS LLC pursuant to the exchange of membership interests contemplated herein.

         II.      CLOSING

                  2.1 CLOSING. The consummation of the transactions contemplated by this Agreement (the "CLOSING") occurred at 8:00 p.m., Houston, Texas time, at the offices of Jenkens & Gilchrist P.C., 1100 Louisiana, Suite 1800, Houston, Texas, on April 5, 2000 (the "CLOSING DATE"). At the Closing, the following events occurred, each such event under the control of one Party hereto being a condition precedent to the events under the control of the other Party, and each such event being deemed to have occurred simultaneously with the other events:

                           (a) TRANSFER OF MEMBERSHIP INTERESTS. TSI has
                  delivered to BROOKS (1) a certificate representing 100% of the outstanding membership interests of TETRA LLC, and (2) a certified copy of the Articles of Organization and the Regulations (and any amendments thereto) of TETRA LLC evidencing its existence as a single member limited liability company with a single member. BROOKS has delivered to TSI (1) a certificate representing 100% of the outstanding membership interests of BROOKS LLC, and (2) a certified copy of the Articles of Organization and the Regulations (and any amendments thereto) of BROOKS LLC evidencing its existence as a single member limited liability company with a single member.

                           (b) EVIDENCE OF RELEASE OF LIENS ON ASSETS. Each of
                  TSI and BROOKS has delivered to the other Party evidence of the release of all liens or encumbrances existing with respect to either Party's membership interest in TETRA LLC and BROOKS LLC, respectively, and to all of the TETRA LLC Assets (as defined in Section 3.1(g) herein) and the BROOKS LLC Assets (as defined in Section 3.2(g) herein), respectively.

                           (c) CERTIFICATE OF SECRETARY. Each of TSI and BROOKS
                  has delivered to each other a certificate of their respective Secretary or equivalent representative, certifying true and correct copies of their respective articles of incorporation, bylaws and resolutions duly adopted by the Board of Directors of such company authorizing the execution, delivery and performance of this Agreement, each in a form and substance reasonably satisfactory to the other Party. Each of TSI and BROOKS has provided to the other Party good standing/existence certificates for TSI and TETRA LLC, and from BROOKS and BROOKS, LLC, as the case may be, from appropriate state authorities of their states of incorporation and formation.

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                           (d) RESIGNATIONS. If TETRA LLC or BROOKS LLC has any
                  officers or managers acting on its respective behalf, such entity has delivered duly executed resignations of all of its officers and/or managers.

                           (e) DELIVERY OF MINUTE BOOKS AND RECORDS. Each of TSI
                  and BROOKS has delivered to the other Party all minute books, membership interest transfer books, tax records and other records with respect to the ownership, operation and business of TETRA LLC and BROOKS LLC, respectively.

                           (f) EVIDENCE OF VEHICLE TITLE. At or prior to the
                  Closing, TSI has delivered to BROOKS true and correct copies of all of the titles for all of the vehicles owned by TETRA LLC. At or prior to the Closing, BROOKS has delivered to TSI true and correct copies of all of the titles for all of the vehicles owned by BROOKS LLC.

                           (g) LEASES AND SUBLEASES. DAWSON PRODUCTION PARTNERS,
                  L.P., an affiliate of BROOKS, and TSI shall have entered into the lease in the form attached hereto as EXHIBIT "A" (the "DAWSON FREER LEASE") and have delivered a fully-executed version of the DAWSON Freer Lease to the Parties. BROOKS and TSI shall have entered into the sublease in the form attached hereto as EXHIBIT "B" (the "TSI EDINBURGH SUBLEASE") and have delivered a fully-executed version of the TSI Edinburgh Sublease to the Parties. TSI shall also obtain and deliver to BROOKS an estoppel certificate in substantially the form attached hereto as EXHIBIT "C" for the TSI lease in Edinburgh, Texas.

                           (h) LEGAL OPINIONS. At the Closing, legal counsel for
                  TSI shall have delivered a legal opinion in form and substance satisfactory to BROOKS. At the Closing, legal counsel for BROOKS shall have delivered a legal opinion in form and substance satisfactory to TSI.

         III.     REPRESENTATIONS AND WARRANTIES

                  3.1 REPRESENTATIONS AND WARRANTIES OF TSI. TSI hereby represents and warrants to BROOKS as of the Closing Date as follows:

                           (a) ORGANIZATION. TSI is a corporation duly
                  organized, validly existing and in good standing under the laws of the State of Texas, and has the requisite corporate power to carry on its business as now being conducted.

                           (b) POWER AND AUTHORITY; ENFORCEABILITY. TSI has all
                  requisite corporate power to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized by all necessary corporate action on the part of TSI, executed and delivered on behalf of TSI, and, assuming due authorization, execution and delivery by BROOKS, constitutes a legal, valid and binding obligation of TSI,

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                  enforceable in accordance with its terms, except that (i) such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and (ii) the remedy of specific performance and injunction and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                           (c) LIMITED LIABILITY COMPANY EXISTENCE AND
                  QUALIFICATION OF TETRA LLC. TETRA LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Texas and has the requisite power to own, operate and lease its properties and to carry on its business as presently conducted. TETRA LLC has no subsidiaries and has no ownership or equity interest in any individual, partnership, joint venture, corporation, limited liability company, bank, trust or unincorporated organization (a "PERSON").

                           (d) CAPITALIZATION AND OWNERSHIP. TSI is the 100%
                  owner of all of the membership interests of TETRA LLC and no other membership interests or equity interests are authorized or outstanding. All of such membership interests are fully paid and non-assessable and were not issued in violation of any preemptive or other rights of any Person to acquire securities of TETRA LLC. TSI is the lawful owner of all the outstanding TETRA LLC Membership Interests, with full right, power and authority to sell and transfer the membership interests, free and clear of any and all security interests, liens, proxies, member agreements, voting agreements, voting trusts, encumbrances and adverse claims, to BROOKS pursuant to the provisions of this Agreement. TSI has no other commitment, plan or arrangement to issue or sell any of the TETRA LLC Membership Interests or to issue or sell any options, warrants or other securities that are convertible or exchangeable for such membership interests.

                           (e) NO CONFLICTS. Neither the execution and delivery
                  of this Agreement nor the consummation of the transactions contemplated herein (i) will conflict with or result in a breach, default or violation of (A) any of the terms, provisions or conditions of the Articles of Incorporation or Bylaws of TSI or the Articles of Organization or Regulations of TETRA LLC, or (B) any material agreement, document, instrument, judgment, decree, order, governmental permit, certificate or license to which TSI or TETRA LLC is a party or to which they are subject or by which their property is bound,
                  (ii) will result in the creation of any lien, charge or other encumbrance on any material property or asset of TETRA LLC, or
                  (iii) will require TSI or TETRA LLC to obtain the consent of any third party.

                           (f) NO BUSINESS ACTIVITIES. With the exception of
                  ownership of the operating assets of the Frac Tank and Vacuum Business, TETRA LLC has not engaged in any business activities.

                           (g) ASSETS; TITLE TO ASSETS. Schedule 3.1(g) includes
                  a complete and accurate list or description of all assets (the "TETRA LLC ASSETS") owned by TETRA LLC. TETRA LLC has good and marketable title to all of the TETRA LLC Assets, in each case free and clear of any lien, encumbrance, mortgage, deed of trust, pledge or other similar security interest ("LIEN"), except Liens for property and ad valorem taxes, assessments and other applicable governmental charges not due and payable. TETRA LLC does not own or lease, and has never owned or leased, any real property. SUBJECT ONLY TO THE EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, ALL OF THE TETRA LLC ASSETS ARE TRANSFERRED "AS-IS", "WHERE-IS" AND "WITH ALL FAULTS". TSI MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE CONDITION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY OF THE TETRA LLC ASSETS.

                           (h) INTELLECTUAL PROPERTY. Other than the name "TETRA
                  LLC", TETRA LLC does not own or possess any licenses or other rights to use any patents, patent applications, trademarks, copyrights, service marks or trade names.

                           (i) INSURANCE. Liability and casualty insurance
                  coverage is maintained for the TETRA LLC Assets and such coverage is adequate for the repair and replacement of such TETRA LLC Assets. Such insurance coverage has continued through the Closing Date.

                           (j) TAX MATTERS. All federal, state and other tax
                  returns and reports required to be filed by or on behalf of TETRA LLC and its predecessors have been duly filed, except those for which extensions have been obtained. All taxes and other assessments and levies (including all interest and penalties) and all installments of estimated taxes required to be paid, withheld or collected by TETRA LLC have been duly paid, withheld or collected, as the case may be, and the same have been paid over to the proper governmental agencies or segregated and set aside for such payment as required by law. TETRA LLC has not received any notice of an assessment, deficiency notice, 30-day letter, or similar notice with respect to sales tax or other taxes from any taxing authority with respect to any taxable period ending on or before the Closing Date. TETRA LLC has not executed or filed with any taxing authority any agreement extending the period for assessment or collection of any taxes or made any election or taken any action to jeopardize the status of TETRA LLC as a disregarded entity for U. S. federal income tax purposes. TETRA LLC is not a party to any pending action or proceeding by any governmental authority for assessment or collection of taxes and no claim for assessment or collection of taxes has been asserted against it.

                           (k) CUSTOMERS. Schedule 3.1(k) contains and true and
                  correct listing of all customers of the Frac Tank and Vacuum Business since January 1, 1999. Except as set forth on
                  Schedule 3.1(k), there has not been any material adverse change in the business relationship of TSI or TETRA LLC with any customer or supplier listed on such schedule.

                           (l) EMPLOYEE MATTERS. TETRA LLC does not have and
                  has never had any employees. TETRA LLC does not sponsor or contribute to, has never sponsored or contributed to, and has never been required to contribute to, any "employee benefit plan", as defined by Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including without limitation, any employee welfare benefit plan, any employee pension benefit plan, or any other plan, program or arrangement for the benefit of, relating to or with any employee of any Person.

                           (m) LEGAL COMPLIANCE. TSI is conducting and has,
                  since October 1, 1998, and to its knowledge, at all times on or prior thereto, conducted the Frac Tank and Vacuum Business in compliance with all applicable federal, state, local and foreign laws, regulations and orders ("LAWS AND REGULATIONS"), including without limitation the rules and regulations of the United States Occupational Safety and Health Administration and the United States Environmental Protection Agency. TSI has not since October 1, 1998, to its knowledge, at any time on or prior thereto, received any notice or communication from any Governmental Entity alleging noncompliance with any applicable Laws and Regulations.

                           (n) ENVIRONMENTAL COMPLIANCE. TSI has, to its
                  knowledge, operated the Frac Tank and Vacuum Business and the TETRA LLC Assets in material compliance with all applicable federal, state, county and local environmental laws, statutes, regulations, ordinances and administrative agency orders ("ENVIRONMENTAL LAWS") and to TSI's knowledge, there are no current or pending civil or administrative enforcement actions, penalties, judgments, costs or liabilities against the Frac Tank and Vacuum Business or the TETRA LLC Assets resulting from any violation of Environmental Laws. TSI has provided BROOKS with all information in TSI's possession or control relating to the existence of contamination resulting from the release or disposal of hazardous substances, solid or hazardous wastes, or petroleum substances at, in, on or under any facility or property leased, owned or used in connection with the Frac Tank and Vacuum Business or the TETRA LLC Assets and any conditions existing as a result of such releases or disposal that could substantially interfere with the use of said business or assets.

                           (o) LITIGATION, JUDGMENTS, ETC. Except as described
                  on Schedule 3.1(o), there are no actions, suits, investigations or proceedings relating to or which may have a material adverse affect on the Frac Tank and Vacuum Business to which TSI or the TETRA LLC is a party pending in any court or before or by any federal, state or other governmental department, commission, agency or other instrumentality (excluding any rule making, investigation, or similar proceeding of general applicability and any appeal or petition for review relating thereto), or before any arbitrator ("PROCEEDINGS"), and TSI has not received written notice, or to TSI's knowledge any oral notice, threatening any such matter. TETRA LLC is not a party to any Proceeding, and, to TSI's knowledge, no facts exist which could result in TETRA LLC being made a party to any Proceeding. Neither TSI nor TETRA LLC is in default with respect to any judgment, order, writ, injunction, decree or award applicable to it of any court or other governmental instrumentality or arbitrator having jurisdiction over it.

                           (p) MINUTE BOOK AND CHARTER DOCUMENTS. The minute
                  book of TETRA LLC that has been delivered to BROOKS constitutes the sole minute book of TETRA LLC and contains a complete and accurate record of all actions of the sole member of TETRA LLC. TSI has delivered to BROOKS true and correct copies of the Articles of Organization and Regulations of TETRA LLC as currently in effect.

                           (q) DISCLOSURE OF FACTS. No representation, warranty
                  or statement by TSI in this Agreement or in TSI's disclosure schedules referred to herein contains any untrue statement of material fact, or omits to state a fact necessary in order to make such representation, warranty or statement not materially misleading. There are no facts peculiar to TSI or TETRA LLC that TSI has not disclosed to BROOKS that materially adversely affect, or insofar as TSI can reasonably foresee, would materially adversely affect, the Frac Tank and Vacuum Business or the TETRA LLC Assets if such business or assets were to be continued to be owned by TSI.

                           (r) NO BROKERS OR FINDERS. Except as set forth on
                  Schedule 3.1(r), TSI has not entered into any agreement, understanding or arrangement with any broker or finder, and has not incurred any brokerage or finder's fees or agent's commissions or other similar charges to any person or entity with respect to the transactions contemplated by this Agreement.

                           (s) INTERCOMPANY MATTERS. Except as otherwise set
                  forth on Schedule 3.1(s), there are no contracts, loans or other transactions existing as of the Closing Date between TETRA LLC and TSI or any of its affiliated companies, and all intercompany accounts, if any, will be adjusted to zero at or prior to the Closing.

                           (t) INVESTOR REPRESENTATIONS. TSI is acquiring the
                  membership interests in BROOKS LLC for its own account, for investment purposes, and not with a view to (or for sale in connection with) any distribution of such securities.

                  3.2 REPRESENTATIONS AND WARRANTIES OF BROOKS. BROOKS hereby represents and warrants to TSI as of the Closing Date as follows:

                           (a) ORGANIZATION. BROOKS is a corporation duly
                  organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power to carry on its business as now being conducted.

                           (b) POWER AND AUTHORITY; ENFORCEABILITY. BROOKS has
                  all requisite corporate power to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized by all necessary corporate action on the part of BROOKS, executed and delivered on behalf of BROOKS, and, assuming due authorization, execution and delivery by BROOKS, constitutes a legal, valid and binding obligation of BROOKS, enforceable in accordance with its terms, except that (i) such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and (ii) the remedy of specific performance and injunction and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                           (c) LIMITED LIABILITY COMPANY EXISTENCE AND
                  QUALIFICATION OF BROOKS LLC. BROOKS LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Texas and has the requisite power to own, operate and lease its properties and to carry on its business as presently conducted. BROOKS LLC has no subsidiaries and has no ownership or equity interest in any individual, partnership, joint venture, corporation, limited liability company, bank, trust or unincorporated organization (a "PERSON").

                           (d) CAPITALIZATION AND OWNERSHIP. BROOKS is the 100%
                  owner of all of the membership interests of BROOKS LLC and no other membership interests or equity interests are authorized or outstanding. All of such membership interests are fully paid and non-assessable and were not issued in violation of any preemptive or other rights of any Person to acquire securities of BROOKS LLC. BROOKS is the lawful owner of all the outstanding BROOKS LLC Membership Interests, with full right, power and authority to sell and transfer the membership interests, free and clear of any and all security interests, liens, proxies, member agreements, voting agreements, voting trusts, encumbrances and adverse claims, to BROOKS pursuant to the provisions of this Agreement. BROOKS has no other commitment, plan or arrangement to issue or sell any of the BROOKS LLC Membership Interests or to issue or sell any options, warrants or other securities that are convertible or exchangeable for such membership interests.

                           (e) NO CONFLICTS. Neither the execution and delivery
                  of this Agreement nor the consummation of the transactions contemplated herein (i) will conflict with or result in a breach, default or violation of (A) any of the terms, provisions or conditions of the Articles of Incorporation or Bylaws of BROOKS or the Articles of Organization or Regulations of BROOKS LLC, or (B) any material agreement, document, instrument, judgment, decree, order, governmental permit, certificate or license to which BROOKS or BROOKS LLC is a party or to which they are subject or by which their property is bound, (ii) will result in the creation of any lien, charge or other encumbrance on any material property or asset of BROOKS LLC, or (iii) will require BROOKS or BROOKS LLC to obtain the consent of any third party.

                           (f) NO BUSINESS ACTIVITIES. With the exception of
                  ownership of the operating assets of the Production and Pipe Testing Business, BROOKS LLC has not engaged in any business activities.

                           (g) ASSETS; TITLE TO ASSETS. Schedule 3.2(g) includes
                  a complete and accurate list or description of all assets (the "BROOKS LLC ASSETS") owned by BROOKS LLC. BROOKS LLC has good and marketable title to all of the BROOKS LLC Assets, in each case free and clear of any lien, encumbrance, mortgage, deed of trust, pledge or other similar security interest ("LIEN"), except Liens for property and ad valorem taxes, assessments and other applicable governmental charges not due and payable. BROOKS does not own or lease, and has never owned or leased, any real property. SUBJECT ONLY TO THE EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, ALL OF THE BROOKS LLC ASSETS ARE TRANSFERRED "AS-IS", "WHERE-IS" AND "WITH ALL FAULTS". BROOKS MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE CONDITION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY OF THE BROOKS LLC ASSETS.

                           (h) INTELLECTUAL PROPERTY. Other than the name
                  "BROOKS LLC", BROOKS LLC does not own or possess any licenses or other rights to use any patents, patent applications, trademarks, copyrights, service marks or trade names.

                           (i) INSURANCE. Liability and casualty insurance
                  coverage is maintained for the BROOKS LLC Assets and such coverage is adequate for the repair and replacement of such BROOKS LLC Assets. Such insurance coverage has continued through the Closing Date.

                           (j) TAX MATTERS. All federal, state and other tax
                  returns and reports required to be filed by or on behalf of BROOKS LLC and its predecessors have been duly filed, except those for which extensions have been obtained. All taxes and other assessments and levies (including all interest and penalties) and all installments of estimated taxes required to be paid, withheld or collected by BROOKS LLC have been duly paid, withheld or collected, as the case may be, and the same have been paid over to the proper governmental agencies or segregated and set aside for such payment as required by law. BROOKS LLC has not received any notice of an assessment, deficiency notice, 30-day letter, or similar notice with respect to sales tax or other taxes from any taxing authority with respect to any taxable period ending on or before the Closing Date. BROOKS LLC has not executed or filed with any taxing authority any agreement extending the period for assessment or collection of any taxes or made any election or taken any action to jeopardize the status of BROOKS LLC as a disregarded entity for U. S. federal income tax purposes. BROOKS LLC is not a party to any pending action or proceeding by any governmental authority for assessment or collection of taxes and no claim for assessment or collection of taxes has been asserted against it.

                           (k) CUSTOMERS. SCHEDULE 3.2 (k) contains a true and
                  correct listing of all customers of the Production and Pipe Testing Business since January 1, 1999. Except as set forth on
                  Schedule 3.1(k), there has not been any material adverse change in the business relationship of BROOKS or BROOKS LLC with any customer or supplier listed on such schedule.

                           (l) EMPLOYEE MATTERS. BROOKS LLC does not have and
                  has never had any employees. BROOKS LLC does not sponsor or contribute to, has never sponsored or contributed to, and has never been required to contribute to, any "employee benefit plan", as defined by Section 3(3) of the ERISA, including without limitation, any employee welfare benefit plan, any employee pension benefit plan, or any other plan, program or arrangement for the benefit of, relating to or with any employee of any Person.

                           (m) LEGAL COMPLIANCE. BROOKS is conducting and has,
                  since October 1, 1998, and to its knowledge, at all times on or prior thereto, conducted the Production and Pipe Testing Business in compliance with all applicable Laws and Regulations, including, without limitation, the rules and regulations of the United States Occupational Safety and Health Administration and the United States Environmental Protection Agency. BROOKS has not since October 1, 1998, to its knowledge, at any time on or prior thereto, received any notice or communication from any Governmental Entity alleging noncompliance with any applicable Laws and Regulations.

                           (n) ENVIRONMENTAL COMPLIANCE. BROOKS has, to its
                  knowledge, operated the Production and Pipe Testing Business and the BROOKS LLC Assets in material compliance with all applicable federal, state, county and local environmental laws, statutes, regulations, ordinances and administrative agency orders ("ENVIRONMENTAL LAWS") and to BROOKS's knowledge, there are no current or pending civil or administrative enforcement actions, penalties, judgments, costs or liabilities against the Production and Pipe Testing Business resulting from any violation of Environmental Laws. BROOKS has provided TSI with all information in BROOKS's possession or control relating to the existence of contamination resulting from the release or disposal of hazardous substances, solid or hazardous wastes, or petroleum substances at, in, on or under any facility or property leased, owned or used in connection with the Production and Pipe Testing Business or the BROOKS LLC Assets and any conditions existing as a result of such releases or disposal that could substantially interfere with the use of said business or assets.

                           (o) LITIGATION, JUDGMENTS, ETC. Except as described
                  on Schedule 3.2(o), there are no actions, suits, investigations or proceedings relating to or which may have a material adverse effect on the Production and Pipe Testing Business to which BROOKS or the BROOKS LLC is a party pending in any court or before or by any federal, state or other governmental department, commission, agency or other instrumentality (excluding any rule making, investigation, or similar proceeding of general applicability and any appeal or petition for review relating thereto), or before any arbitrator ("PROCEEDINGS"), and BROOKS has not received written notice, or to BROOKS's knowledge any oral notice, threatening any such matter. BROOKS LLC is not a party to any Proceeding, and, to BROOKS's knowledge, no facts exist which could result in BROOKS LLC being made a party to any Proceeding. Neither BROOKS nor BROOKS LLC is in default with respect to any judgment, order, writ, injunction, decree or award applicable to it of any court or other governmental instrumentality or arbitrator having jurisdiction over it.

                           (p) MINUTE BOOK AND CHARTER DOCUMENTS. The minute
                  book of BROOKS LLC that has been delivered to TSI constitutes the sole minute book of BROOKS LLC and contains a complete and accurate record of all actions of the sole member of BROOKS LLC. BROOKS has delivered to TSI true and correct copies of the Articles of Organization and Regulations of BROOKS LLC as currently in effect.

                           (q) DISCLOSURE OF FACTS. No representation, warranty
                  or statement by BROOKS in this Agreement or in BROOKS's disclosure schedules referred to herein contains any untrue statement of material fact, or omits to state a fact necessary in order to make such representation, warranty or statement not materially misleading. There are no facts peculiar to BROOKS or BROOKS LLC that BROOKS has not disclosed to TSI that materially adversely affect, or insofar as BROOKS can reasonably foresee, would materially adversely affect, the Production and Pipe Testing Business or the BROOKS LLC Assets if such business or assets were to be continued to be owned by BROOKS.

                           (r) NO BROKERS OR FINDERS. Except as set forth on
                  Schedule 3.2(r), BROOKS has not entered into any agreement, understanding or arrangement with any broker or finder, and has not incurred any brokerage or finder's fees or agent's commissions or other similar charges to any person or entity with respect to the transactions contemplated by this Agreement.

                           (s) INTERCOMPANY MATTERS. Except as otherwise set
                  forth on Schedule 3.2(s), there are no contracts, loans or other transactions existing as of the Closing Date between BROOKS LLC and BROOKS or any of its affiliated companies, and all intercompany accounts, if any, will be adjusted to zero at or prior to the Closing.

                           (t) INVESTOR REPRESENTATIONS. BROOKS is acquiring the
                  membership interests in the TETRA LLC for its own account, for investment purposes, and not with a view to (or for sale in connection with) any distribution of such securities.

         IV.      COVENANTS

                  4.1 COVENANTS OF PARTIES. The Parties hereby covenant and agree as follows:

                           (a) ACCESS. Each of TSI and BROOKS acknowledges that
                  it has permitted the other Party and its authorized employees, agents, accountants, legal counsel and other representatives to have access to the books, records, facilities, properties, personnel and officers of TSI and TETRA LLC, or BROOKS and BROOKS LLC, as the case may be, and has caused the employees, legal counsel, accountants, engineers and other representatives of such companies to be available to the reviewing Party for such purposes.

                           (b) PRESS RELEASES. None of TSI, BROOKS or their
                  respective affiliates shall issue or cause publication of any press release or other announcement or public communication with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other Party hereto, which consent shall not unreasonably be withheld; PROVIDED THAT, nothing herein shall prohibit any Party from issuing or causing publication of any such press release, announcement or public communication to the extent that such Party reasonably determines that such action is required by law.

                           (c) CONFIDENTIAL NATURE OF INFORMATION. Each of TSI
                  and BROOKS shall treat in confidence all confidential documents, materials and other information which it shall have obtained regarding the other Party during the course of the negotiations leading to the execution of this Agreement, in its due diligence investigation, and in the preparation of agreements and other documents relating to the consummation of the transactions contemplated by this Agreement, as set forth in the Confidentiality Agreement dated February 4, 2000, between the Tetra Technologies, Inc. and Key Energy Services, Inc., a copy of which is attached hereto as EXHIBIT "D".

                           (d) PARTY NAMES. Within ninety (90) days after the
                  Closing, (i) BROOKS shall undertake all steps necessary to change the name of TETRA LLC to eliminate any reference to the name of TETRA, and shall not permit TETRA LLC to use the TETRA name or any trademarks, logos or other materials bearing the TETRA name, trademarks or logos, and (ii) TSI shall undertake all steps necessary to change the name of TSI to eliminate any reference to the name of TSI or KEY, and shall not and shall not permit BROOKS LLC to use the BROOKS or KEY name and any trademarks, logos or other materials bearing the BROOKS or KEY name, trademarks or logos.

                           (e) TAX MATTERS. BROOKS shall file or cause to be
                  filed all required tax returns relating to TETRA LLC and TSI shall file or cause to be filed all required Tax Returns relating to BROOKS LLC, in each case through the Closing Date. Each of TSI and BROOKS shall promptly provide the other Party with copies of any such filings.

                           (f) TAX TREATMENT. TSI and BROOKS agree to use all
                  reasonable efforts to effect "like kind exchange" treatment for federal tax purposes pursuant to Section 1031 of the Code with respect to the TETRA LLC Assets and BROOKS LLC Assets transferred pursuant to the exchange of membership interests contemplated herein.

                           (g) POST-CLOSING TAX COOPERATION AND ACCESS. From and
                  after the Closing, each Party shall make available to the other Party, and to any Federal, state, municipal or local government, governmental authority, regulatory or administrative agency, governmental commission, department, board, agency, governmental commission, department, board, agency or instrumentality, court, tribunal, arbitrator or arbitral body responsible for the imposition or collection of any taxes ("TAXING AUTHORITY") as reasonably requested by such other Party, all information, records or documents relating to tax liabilities or potential tax liabilities of or relating to the Frac Tank and Vacuum Business and the Production and

                  Pipe Testing Business, as the case may be, for all periods prior to or including the Closing Date and shall preserve all such information, records and documents until the expiration of any applicable statute of limitations or extensions thereof. Each Party shall prepare and provide to the other Party any federal, state, local or foreign tax data and other information, including such information required by the other Party's customary tax and accounting questionnaires, requested by the other Party for the other Party's use in preparing its tax returns for any period prior to or including the Closing Date. Such tax data and other information shall be prepared by each Party and provided to the other Party within sixty (60) days after any request for such data or other information. Each Party shall bear its own expenses in complying with the foregoing provisions.

                           (h) EMPLOYEES. Prior to Closing, (i) TSI will
                  terminate all of its employees employed in the Frac Tank and Vacuum Business as set forth on Schedule 4.1(h)(i) and (ii) BROOKS will terminate all of its employees employed in the Production and Pipe Testing Business as set forth on Schedule 4.1(h)(ii). For purposes herein, all of the employees listed on Schedules 4.1(h)(i) and (ii) shall be referred to herein as "FORMER EMPLOYEES". After Closing, each of TSI and BROOKS shall, in its sole and absolute discretion, be entitled to offer employment to the other Party's Former Employees on such terms as the offering Party deems desirable. Without limitation, neither TSI nor BROOKS will be responsible for, or have any liability with respect to, the other Party's (i) benefits being provided or promised to be provided to the Former Employees, or any other matters relating to such Former Employees which arose prior to the Closing, (ii) employee benefit plans, funds, or arrangements, including, without limitation, "employee welfare benefit plans" as defined in
                  Section 3(1) of ERISA, and (iii) deferred compensation, vacation, severance, stock option, employee stock purchase, or similar plan, program or arrangement. After the Closing, both TSI and BROOKS expressly reserve the right to refuse to offer employment to any Former Employee for any reason which, in its sole discretion, it deems appropriate; and, without limitation, nothing in this Agreement shall be construed to grant or establish any enforceable rights, legal or equitable, in any Former Employee with respect to any person other than his or her former employer on or after the Closing. If either TSI or BROOKS offer employment to any Former Employee, such employment will not create any obligation or commitment on the part of the offering Party to honor any agreements, commitments or representations of any kind made to such Former Employee by their former employer herein. Without limiting the generality of the forgoing, each former employer herein shall retain all responsibility and liability for compliance with the requirements of Code Section 4980B ("COBRA") through the Closing Date, including, without limitation, the obligation to provide continuation coverage for its Former Employees for the period required by COBRA, and TSI and BROOKS each represent that they have no current intention to terminate their "group health plan" as defined in Section 4980B(g)(2) of the Code, and will indemnify the other for the excess of aggregate benefits paid to Former Employees of the former employer from the other's group health plan, over the aggregate premiums collected with respect to such Former Employees under the other's group health plan, by reason of being required to provide COBRA coverage to those Former Employees of the former employer who are not employed by the other following the Closing.

                           (i) INSURANCE MATTERS. TSI hereby acknowledges that
                  casualty insurance has been maintained with respect to the TETRA LLC Assets and the Frac Tank and Vacuum Business through and until the date of Closing. BROOKS hereby acknowledges that casualty insurance has been maintained with respect to the BROOKS LLC Assets and the Production and Pipe Testing Business through and until the Closing. Each Party agrees that any and all proceeds under any such insurance policies received as compensation or indemnity for damages to any of the TETRA LLC Assets or BROOKS LLC Assets (whether held at such time or not) that occurred after November 15, 1999 shall be included as an asset of such company and promptly paid over to TSI or BROOKS, as the case may be, upon receipt. Each of TSI and BROOKS will be responsible for obtaining their own insurance coverage of their respective acquired assets from and after the Closing.

                           (j) TRANSITION PERIOD ACCESS. Each of TSI and BROOKS
                  shall for a period of sixty (60) days following the Closing Date (the "TRANSITION PERIOD"), without further consideration, permit the other Party to have reasonable access to their respective facilities for the purpose of identifying, marking, moving, removing or any other related activity in connection with the exchange of the TETRA LLC ASSETS and BROOKS LLC Assets contemplated herein.

                           (k) TRANSFER OF JOBS IN PROGRESS. Attached hereto as
                  SCHEDULE 4.1(k)-(i) is a list of all jobs utilizing TETRA LLC Assets that are in progress as of the Closing Date (the "TETRA JOBS"). Attached hereto as SCHEDULE 4.1(k)-(ii) is a list of all jobs utilizing BROOKS LLC Assets that are in progress as of the Closing Date (the "BROOKS JOBS"). All work performed by TSI or its affiliates on the TETRA Jobs, or by BROOKS or its affiliates on the BROOKS Jobs, prior to 12:01 a.m., Houston time, on April 5, 2000 (the "EFFECTIVE TIME") shall be for the account of TSI or BROOKS, as the case may be, and such Party may invoice the applicable customer for such work in accordance with its customary invoicing procedures. All work performed on any jobs in progress after the Effective Time shall be for the account of the Party, TSI or BROOKS, as the case may be, that acquired the membership interests of the limited liability company that is the owner of the TETRA LLC Assets or the BROOKS LLC Assets involved in such work.

         FURTHER ASSURANCE. If, at any time after the Closing, either TSI or BROOKS shall consider that any further assignments or assurances or any other acts or things are necessary or desirable to vest, perfect or confirm, of record or otherwise, in or to the membership interests in the BROOKS LLC or the TETRA LLC, as the case may be, or title to the BROOKS LLC Assets or the TETRA LLC Assets, as the case may be, the other Party shall execute and deliver all such deeds, assignments and assurances, and do all such other things as may be reasonably requested by the requesting Party or and as may be necessary and proper to vest, perfect or confirm title to such membership interests or assets in or to the requesting Party and otherwise to carry out the purposes of this Agreement. Within sixty (60) days after the Closing Date, the Parties agree to use their good faith efforts to jointly classify the BROOKS LLC Assets and TETRA LLC Assets for the purpose of achieving, to the maximum extent possible, "like kind" non-recognition treatment for such assets under Section 1031 of the Code. TSI and BROOKS further agree to use their respective best efforts to cause the transfer of all vehicle titles comprising a part of the TETRA LLC Assets and the BROOKS LLC Assets, respectively, to be issued and original titles in the name of such entity to be delivered to the other Party before May 1, 2000. TSI shall be responsible for transferring all TETRA LLC titles, and BROOKS shall be responsible for transferring all BROOKS LLC titles. Neither Party shall be obligated to deliver completed titles to the other Party until such other Party has confirmed in writing that it possesses all original titles, free and clear of liens, showing TETRA LLC or BROOKS LLC, as the case may be, as the owner of record of each subject vehicle.

         V.       NONCOMPETITION AND NONSOLICITATION

                  5.1 COVENANTS OF TSI. TSI, together with its parent and affiliates, agree that for a period of five (5) years following the Closing Date, it shall not directly or indirectly, through its parent or any affiliate, without the prior express written consent of BROOKS:

                           (a) engage in the business of providing frac tank
                  rental or vacuum truck services for the oil and gas industry within the Territory (as defined below);

                           (b) knowingly call upon any person who is, at that
                  time, an employee of BROOKS or its parent entities or any other BROOKS affiliate, in a managerial capacity for the purpose or with the intent of enticing such employee away from or out of the employ of BROOKS or its parent or any such affiliate; or

                           (c) promote or assist, financially or otherwise
                  (including, without limitation, lending, guaranteeing loans or otherwise providing financial assurance in any way), any person, firm, partnership, corporation or other entity whatsoever to do any of the above.

         Notwithstanding the above, the foregoing covenant shall not be deemed to prohibit TSI or its parent or any TSI affiliate from, directly or indirectly,
(i) acquiring an interest in or any investment in any business or entity that derives five percent (5%) or less of its gross revenues from the business of frac tank rental or vacuum truck services within the Territory so long as the portion or portions of the acquired or invested business or entity that derives revenues from such business within the Territory is sold or otherwise divested within eighteen (18) months after the date of such acquisition or investment,
(ii) engaging in the business of providing frac tank rental and vacuum truck services outside of the Territory or (iii) utilizing vacuum trucks solely in connection with plug and abandonment services performed by TSI or its affiliates.

                  5.2 COVENANTS OF BROOKS. BROOKS, together with its parent and affiliates, agree that for a period of five (5) years following the Closing Date, it shall not directly or indirectly, through its parent or any BROOKS affiliate, without the prior express written consent of
         TSI:

                           (a) engage in the business of providing well
                  production testing, pipe testing, liquid mud and wireline (slick line) services for the oil and gas industry within the Territory, except that TSI acknowledges and agrees that BROOKS is currently performing pipe testing services out of its facility in Caldwell, Texas and can continue to perform such pipe testing services outside the Territory after Closing;

                           (b) knowingly call upon any person who is, at that
                  time, an employee of TSI or its parent entities or any other TSI affiliate, in a managerial capacity for the purpose or with the intent of enticing such employee away from or out of the employ of TSI or its parent or any such affiliate; or

                           (c) promote or assist, financially or otherwise
                  (including, without limitation, lending, guaranteeing loans or otherwise providing financial assurance in any way), any person, firm, partnership, corporation or other entity whatsoever to do any of the above.

         Notwithstanding the above, the foregoing covenant shall not be deemed to prohibit BROOKS or its parent or any BROOKS affiliate from, directly or indirectly, (i) acquiring an interest in or any investment in any business or entity that derives five percent (5%) or less of its gross revenues from the business of well production testing, pipe, liquid mud and wireline (slick line) services within the Territory so long as the portion or portions of the acquired or invested business or entity that derives revenues from such business is sold or otherwise divested within eighteen (18) months after the date of such acquisition or investment, (ii) engaging in the business of providing well production testing, pipe testing, liquid mud and wireline (slick line) services outside the Territory or (iii) marketing, selling or reselling any liquid mud products of TSI or any TSI affiliate in accordance with a distribution or reseller agreement between such parties.

                  5.3 DEFINITION OF TERRITORY. For purposes of this Article V, the term "TERRITORY" shall mean the geographic area as more particularly described on SCHEDULE 5.3 attached hereto.

                  5.4 INJUNCTIVE RELIEF. Because of the difficulty of measuring economic losses to the beneficiaries of the foregoing covenants as a result of a breach, and because of the immediate and irreparable damage that would be caused to such beneficiaries for which they would have no other adequate remedy, each of TSI and BROOKS agree that in the event of breach by either Party of the applicable covenant, such covenant may be enforced by the non-breaching Party by, without limitation, injunctions and restraining orders.

                  5.5 REASONABLENESS OF COVENANTS. It is agreed by the Parties that the foregoing covenants in this Article V impose a reasonable restraint on the TSI and BROOKS, as the case may be, in light of the activities and business of the other Party on the date of the execution of this Agreement and future plans of the other Party.

                  5.6 SEVERABILITY OF COVENANTS. The covenants in this Article V are severable and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenants. Moreover, in the event any court of competent jurisdiction shall determine that the scope, time or territorial restrictions set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which the court deems reasonable, and the Agreement shall thereby be reformed.

                  5.7 INDEPENDENT COVENANTS. All of the covenants in this
         Article V shall be construed as an agreement independent of any other provision of this Agreement, and the existence of any claim or cause of action of the obligor under the foregoing covenants against the enforcing Party, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the enforcing Party of such covenants.

                  5.8 MATERIALITY. Each of TSI and BROOKS hereby agrees that the foregoing noncompetition covenants are a material and substantial part of this transaction.

         VI.      INDEMNITY

                  6.1 INDEMNIFICATION BY TSI. TSI hereby agrees to protect, defend, indemnify and hold harmless BROOKS and its parent and affiliates, together with their respective shareholders, officers, directors, employees, agents, legal representatives, successors and permitted assigns, from and against any demand, claim, action, cause of action, suit, proceeding, investigation, liability, forfeiture, fine, penalty, interest obligation, deficiency, obligation, judgment, loss, damage, cost or expense (including, without limitation, reasonable attorneys' fees)

         (hereinafter referred to as "LOSS" or "LOSSES") incurred or suffered by any of them and caused by or arising out of:

                                    (i) any breach or default in the performance
                  by TSI of any covenant or agreement of TSI contained in this Agreement or in any agreement executed in conjunction herewith or transaction contemplated hereby;

                                    (ii) any breach of warranty or
                  representation made by TSI herein, in any exhibit or schedule hereto, or in any certificate or instrument delivered by TSI or TETRA LLC to BROOKS pursuant hereto;

                                    (iii) the ownership of the membership
                  interests in TETRA LLC and its TETRA LLC Assets and the operations of the Frac Tank and Vacuum Truck Business on or prior to the Closing Date;

                                    (iv) the failure of TSI or its parent or any
                  TSI affiliate to pay any obligation to any creditor in connection with the Frac Tank and Vacuum Business arising on or prior to the Closing; or

                                    (v) the ownership and operation of BROOKS
                  LLC, its BROOKS LLC Assets and the Production and Pipe Testing Business from and after the Closing Date.

                  6.2 INDEMNIFICATION BY BROOKS. BROOKS hereby agrees to protect, defend, indemnify and hold harmless TSI and its parent and affiliates, together with their respective shareholders, officers, directors, employees, agents, legal representatives, successors and permitted assigns, from and against any Loss incurred or suffered by any of them and caused by or arising out of:

                                    (i) any breach or default in the performance
                  by BROOKS of any covenant or agreement of BROOKS contained in this Agreement or in any agreement executed in conjunction herewith or transaction contemplated hereby;

                                    (ii) any breach of warranty or
                  representation made by BROOKS herein, in any exhibit or schedule hereto, or in any certificate or instrument delivered by BROOKS or BROOKS LLC to TSI pursuant hereto;

                                    (iii) the ownership of the membership
                  interests in BROOKS LLC and its BROOKS LLC Assets and the operations of the Production and Pipe Testing Business on or prior to the Closing Date;

                                    (iv) the failure of BROOKS or its parent or
                  any BROOKS affiliate to pay any obligation to any creditor in connection with the Production and Pipe Testing Business arising on or prior to the Closing; or

                                    (v) the ownership and operation of TETRA
                  LLC, its TETRA LLC Assets and the Frac Tank and Vacuum Business from and after the Closing Date.

                  6.3 CONDITIONS OF INDEMNIFICATION. The obligations and liabilities of TSI or BROOKS, as the case may be (for purposes of this Section, the "INDEMNIFYING PARTIES"), to protect, defend, indemnify and hold harmless the other Party (the "INDEMNIFIED PARTY") under Section
         6.1 or 6.2 above with respect to claims asserted by third parties shall be subject to the following terms and conditions:

                                    (i) promptly after receipt of notice of
                  commencement of any action evidenced by service of process or other legal pleading, or the assertion in writing of any claim by a third party, the Indemnified Party shall give the Indemnifying Party written notice thereof, together with a copy of such claim, process, or other legal pleading, and the Indemnifying Party shall have the right to undertake the defense thereof by representatives of its choosing (subject to the right of the Indemnified Party to reasonably consent thereto) and at its expense; PROVIDED, HOWEVER, that the Indemnified Party may participate in the defense with counsel of its own choice and at its expense. The failure to give the preceding notice shall not operate as a waiver of any indemnification rights hereunder so long as the Indemnifying Party is not prejudiced as a result thereof, and the Indemnifying Party shall undertake the defense in accordance with the foregoing as soon as it learns of the third party claim even though it may learn of such claims through some other means;

                                    (ii) in the event that the Indemnifying
                  Party, by the thirtieth (30th) day after receipt of notice (as set forth above) of any such claim (or, if earlier, by the tenth (10th) day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not elect to defend against such claim, the Indemnified Party shall have the right, but not the obligation, to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the Indemnifying Party's expense, subject to the right of the Indemnifying Party to assume the defense of such claims at any time prior to settlement, compromise or final determination thereof;

                                    (iii) anything in this section to the
                  contrary notwithstanding, the Indemnifying Party shall not settle any claim without the prior written consent of the Indemnified Party unless such settlement involves only the payment of money and does not involve any admission of liability or stipulation of fact which the Indemnified Party believes in its sole discretion may have an adverse effect on it and the claimant provides to the Indemnified Party a full release from all liability in respect of such claim. If the settlement of the claim involves more than the payment of money or involves an admission of liability or stipulation of fact, the Indemnifying Party shall not settle the claim without the prior written consent of the Indemnified Party; and

                                    (iv) the Indemnified Party and the
                  Indemnifying Party will each cooperate with all reasonable requests of the other.

                  6.4 LIMITATION OF LIABILITY. Notwithstanding any other provision hereof, (a) the liability of any Indemnifying Party under this Agreement for any breach of any representation, warranty or covenant herein shall be limited to actual damages only and shall not include any alleged special, incidental, consequential, exemplary or indirect damages, (b) the Indemnifying Party shall not have any liability for any claim unless such claim exceeds $5,000 (the "THRESHOLD AMOUNT") and then not until the aggregate amount of claims exceeding the Threshold Amount exceeds $50,000 (the "BASKET AMOUNT") (at which point the Indemnified Party shall become liable for the entire amount of such Losses and not just the amount in excess of the Basket Amount); and (c) the aggregate liability of either Party under this Agreement shall not exceed $4.0 million.

                  6.5 SURVIVAL. All representations, warranties, covenants, agreements and obligations set forth in this Agreement, together with any exhibit, schedule or any other certificate, instrument or document furnished in connection with this Agreement or the transactions contemplated hereby shall survive the Closing. All such covenants, agreements and obligations of the Parties shall survive the Closing for the period therein specified or, if no period is specified, without limitation. All Section III representations and warranties of the Parties shall expire on the date two years from the Closing Date except that:

                           (a) the representations and warranties of TSI in
                  Sections 3.1(a)(c)(d)(g) [Assets; Title to Assets] and (o) [Litigation, Judgments, etc.] and the representations and warranties of BROOKS contained in Section 3.2(a)(c)(d)(g) [Assets; Title to Assets] and (o) [Litigation Judgments, etc.] shall survive without limitation; and

                           (b) the representations and warranties of TSI in
                  Sections 3.1(j)[Tax Matters], 3.1(l)[Employee Matters] and 3.1(n) [Environmental Compliance] and BROOKS in Sections 3.2(j) [Tax Matters], 3.2(l) [Employee Matters] and 3.2(n) [Environmental Compliance] shall expire sixty (60) days after the expiration of the applicable statute of limitations relating to the underlying claim.

Any claim asserted in writing prior to the expiration as provided in this
Section 6.5 of the representation or warranty that is the basis for such claim shall survive until finally resolved and satisfied in full. The rights to indemnification, reimbursement or other remedy set forth in this Agreement will not be affected by any investigation conducted by a Party with respect to, or any knowledge acquired (or capable of being acquired) by a

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Party about, the accuracy or inaccuracy or, or compliance with, any representation, warranty, covenant or obligation.

         VII.     MISCELLANEOUS PROVISIONS.

                  7.1 EXPENSES. Each of the Parties shall be responsible for its own expenses and fees incurred in connection with the transaction contemplated herein.

                  7.2 NOTICE. Any notice, demand, request, instruction, correspondence or other document to be given hereunder by any Party to another (herein collectively called "NOTICE") shall be in writing and delivered (i) personally (ii) by courier, (iii) mailed by certified mail, postage prepaid and return receipt requested, or (iv) by telecopier, as follows:

                  To TSI:                    TETRA Services, Inc.
                                             25025 I-45 North
                                             The Woodlands, Texas 77380
                                             Attention: Paul D. Coombs
                                             Telecopier: (281) 364-4398

                  With a copy to:            Buenker, Nielsen & Kurisky, LLP
                                             10303 Northwest Freeway
                                             Suite 400
                                             Houston, Texas 77092
                                             Attention: Jared D. Nielsen, Esq.
                                             Telecopier: (713) 683-9940

                  To BROOKS:                 Brooks Well Servicing, Inc.
                                             C/o Key Energy Services, Inc.
                                             Floor
                                             East Brownwich, New Jersey 08816
                                             Attention: General Counsel
                                             Telecopier: (732) 247-5148

                  With a copy to:            Jenkens & Gilchrist, PC
                                             2200 One American Center
                                             600 Congress Avenue
                                             Austin, Texas 78701
                                             Attention: Bryan C. Campbell, Esq.
                                             Telecopier: (512) 404-3520

         Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by courier shall be effective one business day after delivery to the courier. Notice given by telecopier shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All Notices by telecopier shall be confirmed promptly

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

         after transmission in writing by certified mail or personal delivery. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

                  7.3 GOVERNING LAW. The provisions of this Agreement and the documents delivered pursuant hereto shall be governed by and construed in accordance with the laws of the State of Texas (excluding any conflicts-of-law rule or principle that might refer same to the laws of another jurisdiction).

                  7.4 ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement, together with all exhibits and schedules attached hereto, constitutes the entire agreement by and among the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties, and there are no warranties, representations or other agreements among the Parties in connection with the subject matter hereof except as set forth specifically herein or contemplated hereby. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the Party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

                  7.5 SEVERABILITY. In the event that any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions of this Agreement shall not, at the election of the Party for whose benefit the provision exists, be in any way impaired.

                  7.6 HEADINGS AND SCHEDULES. The headings of the several Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. The exhibits and schedules referred to herein are attached hereto and incorporated herein by this reference.

                  7.7 ASSIGNMENT; SUCCESSORS BOUND. This Agreement shall not be assigned by any Party without the prior written consent of the other Party, except that either Party may assign to a corporate affiliate its right to purchase the membership interests so long as such Party (or any successor) will not be relieved of any of its obligations hereunder. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

                  7.8 EXECUTION IN COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute a full and complete Agreement. A photocopy or telecopy of an

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         executed counterpart shall be sufficient to bind the Party or Parties whose signature appears thereon.

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                            [SIGNATURE PAGES FOLLOW]




















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         IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed in multiple originals by their respective officers thereunto duly authorized, all as of the Closing Date.

                                      TSI:

                                      TETRA SERVICES, INC.

                                      By:   /s/ Paul D. Coombs
                                         ------------------------------------
                                         Paul D. Coombs, President


                                      BROOKS:

                                      BROOKS WELL SERVICING, INC.

                                      By:   /s/ Joseph B. Eustace
                                         ------------------------------------
                                         Joseph B. Eustace, President





                                EXHIBITS OMITTED








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